Exhibit 10.6

EXECUTION VERSION

AMENDMENT AND JOINDER

TO REGISTRATION RIGHTS AGREEMENT

This Amendment and Joinder (this “Amendment and Joinder”), entered into and effective as of December 1, 2020, is made to that certain Registration Rights Agreement, dated as of April 7, 2020, by and among American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company”), and the other parties thereto (the “RRA”). This Amendment and Joinder is entered into by and among the Company, the undersigned parties listed under the heading “Original Holders” on the signature page hereto, and SPAC Opportunity Partners Investment Sub LLC (the “Initial Investor”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the RRA.

W I T N E S S E T H:

WHEREAS, concurrently with the execution and delivery of this Amendment and Joinder, the Company is consummating the “Initial Closing” pursuant to, and as such term is defined in, that certain Securities Purchase Agreement, dated as of even date herewith (the “Purchase Agreement”), by and among the Company, the Initial Investor and, for the limited purposes set forth therein, Ribbon Communications Inc.;

WHEREAS, it is a condition to the consummation of the Initial Closing under the Purchase Agreement that the RRA be amended as provided herein, and that the Initial Investor become a party to the RRA, as amended hereby;

WHEREAS, pursuant to Section 6.7 of the RRA, subject to certain inapplicable exceptions, any term of the RRA may be amended by the written consent of the Company and holders of at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities (including MasTec or Stratos if it then holds Registrable Securities) (the “Required Holders”); and

WHEREAS, in order to induce the Initial Investor to consummate the Initial Closing under the Purchase Agreement, the Company and the undersigned Holders, who collectively constitute the Required Holders, desire to amend the RRA as set forth herein.

NOW, THEREFORE, in exchange for good and valuable consideration including, without limitation, the mutual covenants contained herein, the sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the undersigned Holders and the Initial Investor hereby agree as follows:

1. Amendments to Agreement. The following definitions set forth in Section 1 of the RRA are hereby deleted in their entireties and replaced with the following in substitution therefor:

“Debentures” means, collectively, (i) the Company’s Series A convertible debentures  issued on or about April 7, 2020, in connection with the BCA or pursuant to that certain Securities Purchase Agreement, dated April 3, 2020, among the Company and certain of the Holders, and (ii) the Company’s Series A-1 convertible debentures issued on or after the date hereof pursuant to the Purchase Agreement.

“PIPE Warrants” means, collectively, the warrants to purchase shares of the Common Stock, at an exercise price of $0.01 per whole share, issued (i) on or about April 7, 2020, in connection with the BCA or pursuant to that certain Securities Purchase Agreement, dated April 3, 2020, among the Company and certain of the Holders, or (ii) on or after the date hereof pursuant to the Purchase Agreement.

2. Joinder. The Initial Investor hereby agrees to be bound by all of the terms, conditions and provisions of, and shall be deemed a party to (as if it was an original signatory to), the RRA, as amended hereby. From and after the date hereof, the Initial Investor shall be a “Holder” for all purposes under the RRA, as amended hereby. The Holders acknowledge and agree that any Additional Investors (as such term is defined in the Subscription Agreement) may be added as additional parties to the RRA as “Holders” for all purposes thereunder, by signing a joinder to the RRA in form and substance approved by the Company.

3. Miscellaneous.

3.1 Except as expressly amended by this Amendment, the terms and provisions of the RRA shall continue in full force and effect. No reference to this Amendment need be made in any instrument or document making reference to the RRA; any reference to the RRA in any such instrument or document shall be deemed a reference to the RRA as amended hereby. The RRA as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

3.2 This Amendment may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Joinder as of the date first written above.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Thomas H. King
Name:	Thomas H. King
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Joinder as of the date first written above.

SPAC OPPORTUNITY PARTNERS INVESTMENT SUB LLC

By:	/s/ Robert E. Willis
Name:	Robert E. Willis
Title:	Managing Director

Address:

IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Joinder as of the date first written above.

ORIGINAL HOLDERS:

Signature block for entities:

STRATOS MANAGEMENT SYSTEMS HOLDINGS, LLC

By:	/s/ Lawrence E. Mock
	Name:	Lawrence E. Mock
	Title:	Managing Member

Address:

Email:

PENSARE SPONSOR GROUP, LLC

By:	/s/ Robert E. Willis
	Name:	Robert E. Willis
	Title:	Manager

Address:

Email:

GREENBERG TRAURIG, P.A.

By:	/s/ Jason Simon
	Name:	Jason Simon
	Title:	Shareholder

Address:

Email:

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